Summary Prospectus Seix Floating Rate High Income Fund AUGUST 1, 2010, as revised November 2, 2010 Class / Ticker Symbol A / SFRAX C / SFRCX I / SAMBX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.ridgeworth.com/prospectus. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The Seix Floating Rate High Income Fund (the “Fund”) attempts to provide a high level of current income by investing primarily in first lien senior floating rate loans and other floating rate debt securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 90 of the Fund’s prospectus and Rights of Accumulation on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	A Shares	C Shares	I Shares
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	2.50%	None	None
Maximum Deferred Sales Charge (load) (as a % of net asset value)	None	1.00%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	C Shares	I Shares
Management Fees	0.44%	0.44%	0.44%
Distribution (12b-1) Fees	0.30%	1.00%	None
Other Expenses	0.10%	0.06%	0.07%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses	0.86%	1.52%	0.53%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

A Shares	$336	$518	$715	$1,284
C Shares	$255	$480	$829	$1,813
I Shares	$54	$170	$296	$665

You would pay the following expenses if you did not redeem your Shares:

	1 Year	3 Years	5 Years	10 Years

A Shares	$336	$518	$715	$1,284
C Shares	$155	$480	$829	$1,813
I Shares	$54	$170	$296	$665

August 1, 2010	1	Summary Prospectus

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in a combination of first and second lien senior floating rate loans and other floating rate debt securities.

These loans are loans made by banks and other large financial institutions to various companies and are senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed and are tied to a benchmark lending rate, the most popular of which is LIBOR (“London Interbank Offered Rate”). LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities.

The interest rates of these floating rate debt securities vary periodically based upon a benchmark indicator of prevailing interest rates. The Fund may invest all or substantially all of its assets in floating rate loans and debt securities that are rated below investment grade by Moody’s Investors Service or Standard & Poor’s Ratings Services, or in comparable unrated securities. The Fund may also invest up to 20% of its net assets in any combination of junior debt securities or securities with a lien on collateral lower than a senior claim on collateral, high yield fixed rate bonds, investment grade fixed income debt obligations, asset backed securities (such as special purpose trusts investing in bank loans), money market securities and repurchase agreements.

In selecting investments for purchase and sale, the Fund’s subadviser, Seix Investment Advisors LLC (the “Subadviser”) will emphasize securities which are within the segment of the high yield market it has targeted, which are securities rated either “BB” and “B” by Standard & Poor’s Ratings Services or “Ba” and “B” by Moody’s Investors Service or unrated securities that the Subadviser believes are of comparable quality.

The Fund may invest up to 20% of its total assets in senior loans made to non-U.S. borrowers provided that no more than 5% of the portfolio’s loans are non-U.S. dollar denominated. The Fund may also engage in certain hedging transactions.

Preservation of capital is considered when consistent with the fund’s objective.

Some types of senior loans in which the Fund may invest require that an open loan for a specific amount be continually offered to a borrower. These types of senior loans are commonly referred to as revolvers. Because revolvers contractually obligate the lender (and therefore those with an interest in the loan) to fund the revolving portion of the loan at the borrower’s discretion, the Fund must have funds sufficient to cover its contractual obligation. Therefore the Fund will maintain, on a daily basis, high-quality, liquid assets in an amount at least equal in value to its contractual obligation to fulfill the revolving senior loan. The Fund will not encumber any assets that are otherwise encumbered. The Fund will limit its investments in such obligations to no more than 25% of the Fund’s total assets.

In addition, to implement its investment strategy, the Fund may buy or sell derivative instruments (such as swaps, including credit default swaps, futures, credit linked notes, options, inverse floaters and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risks. The Fund may count the value of certain derivatives with floating rate debt or high yield bond characteristics towards its policy to invest, under normal circumstances, at least 80% of its net assets in a combination of first and second lien senior floating rate loans and other floating rate debt securities.

Principal Investment Risks

Interest Rate Risk: Debt securities will generally lose value if interest rates increase. U.S. Government securities can exhibit price movements resulting from changes in interest rates. Interest rate risk is generally higher for investments with longer maturities or durations. Treasury inflation protected securities (“TIPS”) can also exhibit price movements as a result of changing inflation expectations and seasonal inflation patterns.

Credit Risk: Loans and other debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, go bankrupt, or that the value of the securities will decline because of a market perception that the owner may not make payment on time. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. Many floating rate loans are such lower rated securities. Economic and other market events may reduce the demand for certain senior loans held by the Fund, which may adversely impact the net asset value of the Fund.

Floating Rate Loan Risk: The risks associated with floating rate loans are similar to the risks of below investment grade securities. In addition, the value of

Summary Prospectus	2	August 1, 2010

the collateral securing the loan may decline, causing a loan to be substantially unsecured. The sale and purchase of a bank loan are subject to the requirements of the underlying credit agreement governing such bank loan. These requirements may limit the eligible pool of potential bank loan holders by placing conditions or restrictions on sales and purchases of bank loans.

Bank loans are not traded on an exchange and purchasers and sellers of bank loans rely on market makers, usually the administrative agent for a particular bank loan, to trade bank loans. These factors, in addition to overall market volatility, may negatively impact the liquidity of loans. Difficulty in selling a floating rate loan may result in a loss.

Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Fund to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Fund may assume the credit risk of the administrative agent in addition to the borrower, and investments in loan assignments may involve the risks of being a lender.

Default and Downgrade Risk: Securities rated below BBB-/Baa3 involve greater risk of default or downgrade and are more volatile than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities.

Below Investment Grade Securities Risk: Below investment grade securities (sometimes referred to as “junk bonds”) involve greater risk of default or downgrade and are more volatile than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities.

Foreign Securities Risk: Foreign securities involve special risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments and delays in enforcement of rights. These risks are increased for investments in emerging markets.

Derivatives Risk: Because the Fund may invest in derivatives, it is exposed to additional volatility and potential loss. Losses on investments in certain types of derivatives may exceed the Fund’s initial investment.

Swap Risk: The Fund may enter into swap agreements, including credit default swaps, for purposes of attempting to gain exposure to a particular asset without actually purchasing that asset, or to hedge a position. Credit default swaps may increase the Fund’s exposure to credit risk and could result in losses if the Subadviser does not correctly evaluate the creditworthiness of the entity on which the credit default swap is based. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations.

Leverage Risk: Certain transactions and the use of derivatives such as foreign currency forward contracts, swaps and futures may create leveraging risk. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. The Fund began operating on March 1, 2006. Performance information for the A Shares and C Shares prior to their inception on May 8, 2006 and August 2, 2007 respectively, is based on that of the I Shares of the Fund. The performance of I Shares has not been adjusted to reflect the Fund’s A Share or C Share expenses. If it had been, the performance would have been lower.

This bar chart shows the changes in performance of the Fund’s I Shares from year to year.*

Best Quarter	Worst Quarter
12.47%	-18.40%
(6/30/09)	(12/31/08)

*	The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/10 to 6/30/10 was 2.03%.

This table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax

August 1, 2010	3	Summary Prospectus

returns are shown for only the I Shares. After-tax returns for other classes will vary.

		Since
	1 Year	Inception*

A Shares Returns Before Taxes	28.53%	2.02%

C Shares Returns Before Taxes	29.98%	2.36%

I Shares Returns Before Taxes	32.31%	2.97%

I Shares Returns After Taxes on Distributions	29.59%	0.58%

I Shares Returns After Taxes on Distributions and Sale of Fund Shares	20.84%	1.12%

Credit Suisse First Boston Institutional Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)**	12.28%	0.59%

Credit Suisse First Boston Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	44.87%	2.85%

*	Since inception of the I Shares of the Fund on March 1, 2006. Benchmark returns since February 28, 2006 (benchmark returns available only on a month end basis).

**	Effective January 31, 2010, the Fund transitioned its benchmark from the Credit Suisse First Boston Leveraged Loan Index to the Credit Suisse First Boston Institutional Leveraged Loan Index as this index is more reflective of the Fund’s composition.

Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863, or by visiting www.ridgeworth.com.

Investment Adviser and Subadviser

RidgeWorth Investments is the Fund’s investment adviser. Seix Investment Advisors LLC is the Fund’s subadviser.

Portfolio Management

Mr. Michael McEachern, CFA, President and Senior Portfolio Manager of Seix, has co-managed the Fund since its inception. Mr. George Goudelias currently serves as Managing Director of Seix and has co-managed the Fund since its inception.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. You may purchase and redeem A and C Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for fund share transactions. The Fund offers I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. Please consult your financial institution or intermediary to find out about how to purchase I Shares of the Fund.

The minimum initial investment amounts for each class are shown below, although these minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Class	Dollar Amount

A Shares	$2,000
C Shares	$5,000 ($2,000 for IRA or other tax qualified accounts)
I Shares	None

Tax Information

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

RFSUM-SFR-0810